Supplement to Combined Statement of Additional Information

of

The Wright Managed Equity Trust

The Wright Managed Income Trust

Dated May 1, 2009

(as supplemented June 15, 2009 and December 1, 2009)

Effective as of January 4, 2010, the above Statement of Additional Information is revised as follows:

Page 8 – Lending Portfolio Securities

The following language replaces the third paragraph of the section:

Effective January 4, 2010, the Wright International Blue Chip Equities Fund has established a securities lending arrangement with Union Bank of California, N.A. (“Union Bank”) as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. The Wright International Blue Chip EquitiesFund had previously maintained a securities lending agreement with State Street Bank and Trust as securities lending agent, pursuant to which cash collateral was invested in State Street Navigator Securities Lending Prime Portfolio (the "Portfolio").The Fund earned interest on the amount invested in the Portfolio, but paid the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $779 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral amounted to $1,977,119 and $2,105,799, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

Page 18 – Custodian and Transfer Agent

The following language replaces the first paragraph of the section:

Effective January 4, 2010, the Trusts have engaged Union Bank of California, N.A. (“Union Bank”), 350 California Street, San Francisco, CA 94101, to act as custodian for the funds. Union Bank has the custody of all cash and securities of the funds, maintains the funds' general ledgers and computes the daily net asset value per share.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the funds' investments, receives and disburses all funds and performs   various other   ministerial   duties upon receipt of proper instructions from the funds.

January 4, 2010